UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2020

INVESTORS REAL ESTATE TRUST
(Exact name of Registrant as specified in its charter)

North Dakota	001-35624	45-0311232
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 31st Avenue SW, Suite 60, Post Office Box 1988, Minot, ND 58702-1988
(Address of principal executive offices) (Zip code)

(701) 837-4738
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, no par value	IRET	New York Stock Exchange
Series C Cumulative Redeemable Preferred Shares	IRET-PC	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07                          Submission of Matters to a Vote of Security Holders.
On May 19, 2020, the Company held its 2020 Annual Meeting of Shareholders (the "Annual Meeting").  As of March 23, 2020, the record date for holders of common shares of beneficial interest (“common shares”) entitled to vote at the Annual Meeting, there were 12,149,875 common shares outstanding and entitled to vote at the Annual Meeting.  Of the common shares entitled to vote, 10,205,051, or approximately 83.99% of the common shares, were present or represented by proxy at the Annual Meeting, constituting a quorum under the Declaration of Trust.  There were four matters presented and voted on at the Annual Meeting.  Set forth below is a brief description of each matter voted on at the Annual Meeting and the final voting results with respect to each such matter.
Proposal 1 - Election of eight nominees to serve on the Board of Trustees for a one-year term and until their respective successors are duly elected and qualified.

Nominee	For	Against	Abstain	Broker Non-Votes
				1,855,275
Jeffrey P. Caira	8,285,622	44,261	19,893
Michael T. Dance	8,290,461	39,567	19,748
Mark O. Decker, Jr.	8,293,056	37,660	19,060
Emily Nagle Green	8,248,538	82,512	18,726
Linda J. Hall	8,219,575	109,915	20,286
Terrance P. Maxwell	8,274,531	55,441	19,804
John A. Schissel	8,276,383	53,869	19,524
Mary J. Twinem	8,302,100	28,899	18,777
The shareholders elected all eight of the nominees as trustees.
Proposal 2 - Non-binding advisory resolution on executive compensation.

	For	Against	Abstain	Broker Non-Votes
Votes Cast	8,081,032	240,953	27,791	1,855,275
The shareholders approved the non-binding advisory resolution on executive compensation.
Proposal 3 - Approval of the Company’s Amended and Restated 2015 Incentive Plan.

	For	Against	Abstain	Broker Non-Votes
Votes Cast	7,928,893	387,677	33,206	1,855,275
The shareholders approved the Company’s Amended and Restated 2015 Incentive Plan.
Proposal 4 - Ratification of Grant Thornton LLP as the Company's independent registered public accounting firm for the year ending December 31, 2020.

	For	Against	Abstain	Broker Non-Votes
Votes Cast	10,168,534	23,088	13,429	0
The shareholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST

	By	/s/ Mark O. Decker, Jr.
Mark O. Decker, Jr.
Date: May 21, 2020		President and Chief Executive Officer